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                Stein Roe Special Venture Fund
           a series of Stein Roe Investment Trust

        Supplement to Prospectus dated February 2, 1998

Effective October 7, 1998, the portfolio managers for Stein Roe Special Venture Fund are James P. Haynie and Michael Rega, who are jointly employed by Colonial Management Associates, Inc. ("CMA") and Stein Roe & Farnham Incorporated (each of which is an indirect wholly owned subsidiary of Liberty Financial Companies, Inc.).
Mr. Haynie has managed or co-managed the Colonial Small Cap Value Fund since 1993. Mr. Rega has been employed by CMA as an analyst since 1993 and has co-managed the Colonial Small Cap Value Fund and another Colonial equity fund since 1996.

The Adviser utilizes the trading facilities of CMA to place all orders for the purchase and sale of portfolio securities for the Fund. In selecting broker-dealers, the Adviser may direct CMA to consider research and brokerage services furnished to the Adviser.

           This Supplement is Dated October 7, 1998